UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024 (November 18, 2024)

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 21, 2024, EOG Resources, Inc. (“EOG”) completed the underwritten public offering (the “Notes Offering”) of $1 billion aggregate principal amount of its 5.650% Senior Notes that will mature December 1, 2054 (the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated November 18, 2024, with J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters identified therein (collectively, the “Underwriters”). The Notes were issued under an indenture, dated as of May 18, 2009 (the “Base Indenture”), by and between EOG, as issuer, and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee, and an officers’ certificate, dated November 21, 2024, pursuant to the Base Indenture setting forth the specific terms of the Notes (together with the Base Indenture, the “Indenture”). The Underwriting Agreement contains customary representations and warranties on EOG’s part. The Underwriting Agreement also contains customary indemnification and contribution provisions whereby EOG and the Underwriters have agreed to indemnify each other against certain liabilities. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-261702) filed with the United States Securities and Exchange Commission (the “SEC”) and automatically effective on December 16, 2021 (the “Registration Statement”).

The Notes are EOG’s senior, unsecured obligations and rank equally in right of payment with all of EOG’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Notes are effectively subordinated to any of EOG’s secured indebtedness, to the extent of the value of the assets securing such indebtedness, unless the Notes become equally and ratably secured by those assets. The Notes are also structurally subordinated to the indebtedness and all other obligations of EOG’s subsidiaries.

EOG may redeem the Notes at its option, in whole or in part, prior to June 1, 2054 (the “Par Call Date”), at any time and from time to time, at a make-whole redemption price, plus accrued and unpaid interest thereon to the redemption date. On or after the Par Call Date, EOG may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The terms of the Notes are further described in EOG’s prospectus supplement, dated November 18, 2024, as filed with the SEC under Rule 424(b)(2) of the Securities Act on November 20, 2024 (the “Prospectus Supplement”).

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the officers’ certificate setting forth the specific terms of the Notes and the form of the global note for the Notes (the “Global Note”), which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, herewith and are incorporated by reference herein. The Global Note is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Relationships

As more fully described under the caption “Underwriting - Other Relationships” in the Prospectus Supplement, some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings with EOG in the ordinary course of business for which they received, or will receive, customary fees and expense reimbursement. In addition, in the ordinary course of their business activities, the Underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. The Underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. Such investments and trading in securities, investment recommendation activities or research views may involve securities and/or instruments of EOG or its affiliates. Certain of the Underwriters or their affiliates may have a lending relationship with EOG, and certain of those Underwriters or their affiliates may routinely hedge, and certain other of those Underwriters or their affiliates may hedge, their credit exposure to us consistent with their customary risk management policies.

Item 8.01	Other Events.

In connection with closing of the Notes Offering, EOG is filing a legal opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Notes issued in the Notes Offering, filed as Exhibit 5.1 hereto, to incorporate such opinion by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

*1.1	Underwriting Agreement, dated November 18, 2024, by and among EOG, J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC and the other underwriters named therein.

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 5.650% Senior Notes due 2054.

*4.3	Form of Global Note with respect to the 5.650% Senior Notes due 2054 (included in Exhibit 4.2).

*5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP, dated November 21, 2024.

*23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Exhibit filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC.

Date: November 21, 2024	By:	/s/ Ann D. Janssen
Ann D. Janssen
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)